Janus Investment Fund

Janus Henderson All Asset Fund

Supplement dated March 13, 2019

to Currently Effective Prospectuses

On June 22, 2018, Janus Henderson All Asset Fund (the “Fund”) notified shareholders that the Board of Trustees (the “Trustees”) had approved a plan to liquidate and terminate the Fund with such liquidation effective on or about December 31, 2018, or at such other time as may be authorized by the Trustees. On December 5, 2018, the Trustees postponed the liquidation date to March 22, 2019. At their March 12, 2019 meeting, the Trustees considered the March 22, 2019 liquidation date and determined to further extend it to on or about June 25, 2019.

In response to the above changes, the Fund’s Prospectuses will be revised as follows:

1.	On the Cover of the Fund’s Prospectuses, the following replaces the corresponding footnote in its entirety:

†The Fund is closed to new investors and will liquidate on or about June 25, 2019. Refer to the “Other Information” section of this Prospectus for more details.

2.	Under “Janus Henderson All Asset Fund” in the Fund Summary section of the Fund’s Prospectuses, the following replaces the corresponding sentence in its entirety:

(closed to new investors and will liquidate on or about June 25, 2019)

3.	Under “Closed Fund Policies” in the Other Information section of the Fund’s Prospectuses, the following replaces the second paragraph in its entirety:

Janus Henderson All Asset Fund is no longer accepting investments by new shareholders and the Fund will liquidate on or about June 25, 2019. Additional information regarding the liquidation and termination of Janus Henderson All Asset Fund can be found under the “Liquidation/ Reorganization of a Fund” section below.

4.	Under “Liquidation/Reorganization of a Fund” in the Other Information section of the Fund’s Prospectuses, the following replaces the second paragraph in its entirety:

Janus Henderson All Asset Fund

The Trustees have approved a plan to liquidate and terminate the Fund with such liquidation effective on or about June 25, 2019, or at such other time as may be authorized by the Trustees (the “Liquidation Date”). Termination of the Fund is expected as soon as practicable following the Liquidation Date. The Fund may be required to make a distribution of any income and/or capital gains in connection with its liquidation.

Please retain this Supplement with your records.

Janus Investment Fund

Janus Henderson All Asset Fund

Supplement dated March 13, 2019

to Currently Effective Statement of Additional Information (“SAI”)

On June 22, 2018, Janus Henderson All Asset Fund (the “Fund”) notified shareholders that the Board of Trustees (the “Trustees”) had approved a plan to liquidate and terminate the Fund with such liquidation effective on or about December 31, 2018, or at such other time as may be authorized by the Trustees. On December 5, 2018, the Trustees postponed the liquidation date to March 22, 2019. At their March 12, 2019 meeting, the Trustees considered the March 22, 2019 liquidation date and determined to further extend it to on or about June 25, 2019.

In response to the above changes, the Fund’s SAI will be revised as follows:

1.	On the Cover of the Fund’s SAI, the following replaces the corresponding footnote in its entirety:

‡ The Fund is closed to new investors and will liquidate on or about June 25, 2019.

Please retain this Supplement with your records.